July 1, 1998

                        LEXINGTON GOLDFUND, INC.

               SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1998


                          PORTFOLIO MANAGERS

Lexington Goldfund is managed by a portfolio management team. The senior members of the portfolio management team consist of Robert M. DeMichele and James A. Vail.

ROBERT M. DEMICHELE is part of a portfolio management team that manages several Lexington Funds including the Lexington Natural Resources Trust. Mr. DeMichele is Chairman and Chief Executive Officer of Lexington Management Corporation. He is also the Chairman of the Investment Strategy Group. In addition, he is President of Lexington Global Asset Managers, Inc., LMC's parent company. He holds similar offices in other companies owned by Lexington Global Asset Managers, Inc., as well as the Lexington Funds. Prior to joining LMC in 1981, Mr. DeMichele was a Vice President at A.G. Becker, Inc. the securities division of Warburg, Paribus, Becker, an international investment banking firm. From 1973 to 1981, Mr. DeMichele held several positions, the most recent managing A.G. Becker's Funds Evaluation and Consulting Group for both the East and West coasts. Mr. DeMichele is a graduate of Union College with a B.A. Degree in Economics and an M.B.A. in Finance from Cornell University.

James A. Vail is a Vice President and is responsible for equity analysis and portfolio management at Lexington. He is a Chartered Financial Analyst, member of the New York Society of Security Analysts and has 24 years investment experience. His responsibilities include securities analysis of the natural resources sector. Prior to joining Lexington in 1991, Mr. Vail held investment research positions with Chemical Bank, Oppenheimer & Co., Robert Fleming Inc. and most recently Beacon Trust Company where he was Senior Investment Analyst. Mr. Vail is a graduate of St. Peter's College with a B.S. and holds an M.B.A. in Finance from Seton Hall University.